                                                                    EXHIBIT 21.1



                         Subsidiaries of the Registrant
                         ------------------------------

     Unless otherwise noted, the following are subsidiaries of The Prudential Insurance Company of America as of November 5, 2001 and the states or jurisdictions in which they are organized. In connection with the demutualization, The Prudential Insurance Company of America plans to "destack" or reorganize the ownership of various subsidiaries so that they become direct or indirect subsidiaries of Prudential Financial, Inc. rather than The Prudential Insurance Company of America. The destacking may be accomplished as an extraordinary dividend concurrently with, or within 30 days following, the demutualization. Destacking requires regulatory review separate from the approval required for demutualization, and, if it is disapproved prior to demutualization, we will proceed with the demutualization without the destacking or, subject to the appropriate regulatory approvals, with a partial destacking. After the destacking, the following will be subsidiaries of Prudential Financial, Inc.

Subsidiary                                                                  State or Jurisdiction
-----------                                                                 ---------------------
155 Bishopsgate Partners, LP                                                   Delaware, USA
745 Property Investments                                                     Massachusetts, USA
Argus Capital (General Partner) Limited                                    Jersey, Channel Islands
Argus Capital International Limited                                             England, UK
Argus Capital Limited                                                           England, UK
ARGUS Capital Partners II LP                                                    England, UK
ARGUS Capital Partners III LP                                              Jersey, Channel Islands
ARGUS Capital Partners IV LP                                                    England, UK
ARL Holdings, Inc                                                              Delaware, USA
Asian Infrastructure Mezzanine Capital Fund                                    Cayman Islands
Asian Infrastructure Mezzanine Capital Management Company Limited              Cayman Islands
Asset Disposition Trust                                                        New Jersey, USA
Bache and Co. (Lebanon) S.A.L.                                                    Lebanon

Subsidiary                                                                  State or Jurisdiction
----------                                                                  ---------------------
Bache Insurance Agency Incorporated                                          Massachusetts, USA
Bache Insurance Agency of Alabama, Inc.                                         Alabama, USA
Bache, S.A. de C.V.                                                               Mexico
Big Yellow Holdings Limited                                                       Bermuda
Braeloch Holdings Inc.                                                          Delaware, USA
Braeloch Successor Corporation                                                  Delaware, USA
Bree Investments Limited                                                          Hong Kong
Brighton Claims Services, LLC                                                   Delaware, USA
Capital Agricultural Property Services, Inc.                                    Delaware, USA
CB Investment, LLC                                                              Delaware, USA
China Homes (Teda) Property Consulting Services, Ltd.                              China
China Homes Limited                                                                Bermuda
Circle Housing Corporation d/b/a Circle Housing Corporation of Texas            Delaware, USA
Circle Nominees Limited                                                          England, UK
Clivwell Securities Limited                                                      England, UK
Commodity Administrative Services Inc.                                          Delaware, USA
Corcarr Nominees Pty Limited                                                     Australia
Corporate America Realty, Inc.                                                 New Jersey, USA
Corporate Relocation France                                                        France
Country Road Communications, Inc.                                               Delaware, USA
Dryden Capital Management Limited                                                England, UK
Dryden Finance II, LLC                                                          Delaware, USA
Dryden Finance, Inc.                                                            Delaware, USA
Dryden Holdings Corporation                                                     Delaware, USA
Enhanced Investment Technologies, Inc.                                         New Jersey, USA
EPP - LLC                                                                      New Jersey, USA
EPP GP                                                                           England, UK
Flor-Ag Corporation                                                             Florida,  USA
FountainGlen Properties, LLC                                                    Delaware, USA
Gateway Holdings, Inc                                                          New Jersey, USA
Gateway Holdings, S. A.                                                           Luxembourg
Gateway South                                                                  New Jersey, USA
Gibraltar Corretora de Seguras Ltda.                                                Brazil
Gibraltar Hong Kong Holdings                                                       Hong Kong
Gibraltar Properties, Inc                                                       Delaware, USA
GRA (Bermuda) Limited                                                               Bermuda
GRA (Singapore) Pte Ltd                                                            Singapore
GRA (Bermuda) GP Limited                                                            Bermuda

                                      -2-
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
Subsidiary                                                                  State or Jurisdiction
----------                                                                  ---------------------
Graham Depository Company II                                                    Delaware, USA
Graham Energy, Ltd.                                                             Louisiana, USA
Graham Resources, Inc.                                                          Delaware, USA
HHV Holdings, LLC                                                                Nevada, USA
Hochman & Baker Insurance Services, Inc.                                        Illinois, USA
Hochman & Baker Investment Advisory Services, Inc.                              Illinois, USA
Hochman & Baker Securities, Inc.                                                Illinois, USA
Hochman & Baker, Inc.                                                           Illinois, USA
Human Resource Finance Company, Inc.                                            Delaware, USA
Industrial Properties (General Partner) II Limited                                England, UK
Industrial Properties (General Partner) Limited                                   England, UK
Jennison Associates LLC                                                         Delaware, USA
Karen Deane Relocation Limited                                                    England, UK
Lapine Development Corporation                                                 California, USA
Lapine Holding Company                                                          Delaware, USA
Lapine Technology Corporation                                                  California, USA
Lothian Fifty (592) LTD                                                          Scotland, UK
Luddite Associates, GP                                                        Massachusetts, USA
Merastar Corporation                                                            Maryland, USA
Merastar Insurance Company                                                     Tennessee, USA
Mexico Commodity Funding Corp.                                                  Delaware, USA
Mexico Commodity Sourcing Corp.                                                 Delaware, USA
ML/MSB Acquisition, Inc.                                                        Delaware, USA
Northern Retail Properties (General Partner) Limited                             England, UK
PAFM Investments (Singapore), Ltd.                                                Singapore
P-B Finance Ltd.                                                                Cayman Islands
PB Financial Services, Inc. d/b/a PB Financial Services-Metals
  Division,  d/b/a Prudential-Bache Financial Services-Metals Division          Delaware, USA

PBI Fund Managers Limited                                                        England, UK
PBI Group Holdings Limited                                                       England, UK
PBI Holdings Ltd.                                                                England, UK
PBI Limited                                                                      England, UK
PBI Management Limited                                                           England, UK
PBIB Holdings Limited                                                            England, UK
PBT Home Equity Holdings, Inc.                                                  Georgia, USA
PBT Mortgage Corporation                                                        Georgia, USA
PCG Finance Company I, LLC                                                      Delaware, USA
PCG Finance Company II, LLC                                                     Delaware, USA

                                      -3-
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

Subsidiary                                                                  State or Jurisdiction
----------                                                                  ---------------------
PCM International, Inc.                                                       New Jersey,  USA
Perseverance Associates, LP                                                    California, USA
PGA Arlington Holdings Ltd.                                                       Bermuda
PGA Asian Holdings Ltd.                                                           Bermuda
PGA Asian Retail Limited                                                          Bermuda
PGA European Holdings, Inc.                                                     Delaware,  USA
PGA European Limited                                                              Bermuda
PGA FountainGlen, LLC                                                           Delaware, USA
PGA Kilimanjaro I                                                               Luxembourg
PGA Kilimanjaro II                                                              Luxembourg
PGA Kilimanjaro Limited                                                           Bermuda
PGA Safeguard I, LLC                                                          Delaware,  USA
PGAM Finance Corporation                                                      Delaware,  USA
PGR Advisors I, Inc.                                                          Delaware,  USA
PGR Advisors, Inc.                                                            Delaware,  USA
PHMC Services Corporation                                                    New Jersey,  USA
PIC Holdings Limited                                                               UK
PIC Realty Canada Limited                                                         Canada
PIC Realty Corporation                                                        Delaware,  USA
PIFM Holdco, Inc.                                                             Delaware,  USA
PIM Global Financial Strategies, Inc.                                        New Jersey, USA
PIM Warehouse, Inc.                                                            Delaware, USA
PIMS Holding, LLC                                                              Delaware, USA
PMCC Holding Company                                                         New Jersey, USA
POK Securitization Specialty Company, Ltd.                                       Korea
PREI International, Inc.                                                     Delaware,  USA
Premier Select Ltd.                                                      British Virgin Islands
PRICOA Capital Group Limited                                                   England, UK
PRICOA Capital Management Limited                                              England, UK
Pricoa China (Residential) Limited                                               Bermuda
Pricoa China (Warehouse) Limited                                                 Bermuda
PRICOA Funding Limited                                                          England, UK
PRICOA GA Paterson, Ltd                                                          Bermuda
PRICOA General Partner II (Co-Investment) Limited                               England, UK
PRICOA General Partner II Limited                                              Scotland, UK
PRICOA General Partner Limited                                                 Scotland, UK
PRICOA Investment Company                                                          UK
PRICOA Management Partner Limited                                              England, UK

                                      -4-
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
Subsidiary                                                                  State or Jurisdiction
----------                                                                  ---------------------
PRICOA Mezzanine Investment Co.                                                  England, UK
PRICOA P.I.M. (Regulated) Limited                                                England, UK
PRICOA PanEuropean Investment Limited                                                     UK
PRICOA Private Capital Partners ID LP                                                     UK
PRICOA Private Capital Partners IID LP                                                    UK
PRICOA Property Asset Management Limited                                         England, UK
PRICOA Property Investment Management Limited                                             UK
PRICOA Property PLC                                                              England, UK
PRICOA Property Private Equity Limited                                           England, UK
PRICOA Relocation Europe Limited f/k/a CitiCapital Europe, Limited                        UK
PRICOA Relocation Holdings Limited                                               England, UK
PRICOA Relocation Management Limited                                                      UK
PRICOA Scottish General Partner II, LP                                          Scotland, UK
PRICOA Scottish General Partner LP                                              Scotland, UK
Pru 101 Market, LLC                                                            Delaware, USA
Pru 101 Wood, LLC                                                              Delaware, USA
Prubache Nominees Pty Limited                                                    Australia
PRUCO Life Insurance Company                                                   Arizona,  USA
PRUCO Life Insurance Company of New Jersey                                    New Jersey,  USA
Pruco Securities Corporation d/b/a Prudential Preferred Advisors              New Jersey,  USA
PRUCO, Inc.                                                                   New Jersey,  USA
Prudential Agricultural Credit, Inc.                                          Tennessee,  USA
Prudential Apolo, Operadora de Sociedades de Inversion S.A. de C.V.               Mexico
Prudential Asia Fund Management Limited                                          Hong Kong
Prudential Asia Infrastructure Investors (HK) Limited                            Hong Kong
Prudential Asia Infrastructure Investors Limited (BVI)                     British Virgin Islands
Prudential Asia Investments Limited                                        British Virgin Islands
Prudential Asia Management Limited                                         British Virgin Islands
Prudential Asia Management Services Limited                                      Hong Kong
Prudential Asset Management Holding Company                                 New Jersey,  USA
Prudential Asset Management Japan, Inc.                                           Japan
Prudential Asset Resources, Inc.                                              Delaware,  USA
Prudential Asset, LLC                                                         Delaware,  USA
Prudential Bradesco-Seguros S.A.                                                 Brazil
Prudential Brazilian Capital Fund                                                Brazil
Prudential Capital & Investment Services, LLC                                 Delaware,  USA

Subsidiary                                                                  State or Jurisdiction
----------                                                                  ----------------------
Prudential Capital Group, L.P.                                                  Delaware,  USA
Prudential Carbon Mesa, Inc.                                                    Delaware,  USA
Prudential Commercial Insurance Company                                         Delaware,  USA
Prudential  Community  Interaction  Consulting,  Inc.  d/b/a  Prudential
Community  Interaction  Consulting                                              Delaware,  USA
Prudential Direct Insurance Agency of Alabama, Inc.                             Alabama, USA
Prudential Direct Insurance Agency of Massachusetts, Inc                      Massachusetts,  USA
Prudential Direct Insurance Agency of New Mexico, Inc.                         New Mexico,   USA
Prudential Direct Insurance Agency of Ohio, Inc                                   Ohio,  USA
Prudential Direct Insurance Agency of Wyoming, Inc.                              Wyoming, USA
Prudential Direct, Inc.                                                          Georgia,  USA
Prudential Equity Investors, Inc.                                               New York,  USA
Prudential Financial Advisors Securities, Company, Ltd.                             Japan
Prudential Financial Capital Trust I                                            Delaware, USA
Prudential Financial Securities Investment Trust Enterprise                        Taiwan
Prudential Funding, LLC                                                        New Jersey,  USA
Prudential General Agency of Ohio, Inc.                                          Ohio,  USA
Prudential General Insurance Agency of Florida, Inc.                            Florida,  USA
Prudential General Insurance Agency of Indiana, Inc.                            Indiana, USA
Prudential General Insurance Agency of Kentucky, Inc.                          Kentucky,  USA
Prudential General Insurance Agency of Massachusetts, Inc.                    Massachusetts,  USA
Prudential General Insurance Agency of Mississippi, Inc.                      Mississippi, USA
Prudential General Insurance Agency of Nevada, Inc.                             Nevada,  USA
Prudential General Insurance Agency of New Mexico, Inc.                       New Mexico,  USA
Prudential General Insurance Agency of Wyoming, Inc.                            Wyoming,  USA
Prudential General Insurance Company                                           Delaware,  USA
Prudential Global Funding, Inc                                                 Delaware,  USA
Prudential Holdings of Japan, Inc.                                                Japan
Prudential Holdings, LLC                                                      New Jersey,  USA
Prudential Home Building Investment Advisers, L.P.                            New Jersey, USA
Prudential Home Building Investors, Inc.                                      New Jersey, USA
Prudential Homes Corporation d/b/a Prudential Relocation                       New York, USA
Prudential Human Resources Management Company, Inc                             Delaware,  USA

                                      -6-
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
Subsidiary                                                                  State or Jurisdiction
----------                                                                  ---------------------
Prudential Huntoon Paige Associates, Ltd.                                       Delaware,  USA
Prudential IBH Holdco, Inc.                                                     Delaware,  USA
Prudential Insurance  Brokerage,  Inc. d/b/a Prudential Insurance Service
Agency d/b/a, Prudential Home Choice d/b/a, Prudential Service Insurance
  Agency                                                                       Arizona,  USA
Prudential International Insurance Holdings, Ltd.                              Delaware,  USA
Prudential International Insurance Service Company                             Delaware,  USA
Prudential International Investments Corporation                               Delaware,  USA
Prudential International Investments Financial, Inc.                          New Jersey,  USA
Prudential International Investments Services Corporation                      Delaware,  USA
Prudential Investment Management Services LLC                                  Delaware,  USA
Prudential Investment Management, Inc. d/b/a PRG Prudential Realty Group,
Prudential Personal Investment Counsel, Prudential Real Estate Securities
Investors, The Prudential Capital Markets Group, The Prudential Realty
Group, The Prudential Realty Group, Inc.                                      New Jersey, USA
Prudential Investment Management (Japan), Inc.                                 Delaware, USA
Prudential Investments LLC                                                    New York,  USA
Prudential Investments Japan Co.                                                 Japan
Prudential Japan Holdings Inc.                                                 Delaware, USA
Prudential Latin American Investments, Ltd.                                    Cayman Islands
Prudential Life Insurance Company of Taiwan Inc.                                  Taiwan
Prudential Mexico, LLC                                                         Delaware,  USA
Prudential Mortgage Asset Corporation II                                       Delaware,  USA
Prudential Mortgage Capital Asset Holding Company, LLC                         Delaware,  USA
Prudential Mortgage Capital Company I, LLC                                     Delaware,  USA
Prudential Mortgage Capital Company II, LLC                                    Delaware,  USA
Prudential Mortgage Capital Company, Inc.                                      Delaware,  USA
Prudential Mortgage Capital Company, LLC                                       Delaware,  USA
Prudential Mortgage Capital Funding, LLC                                       Delaware,  USA
Prudential Mortgage Capital Holdings Corporation                               Delaware,  USA
Prudential Multi Family Asset Holding Company I, LLC                           Delaware,  USA
Prudential Multifamily Mortgage, Inc.                                          Delaware,  USA
Prudential Mutual Fund Distributors, Inc.                                      Delaware,  USA
Prudential Mutual Fund Services LLC                                            New York,  USA

Subsidiary                                                                  State or Jurisdiction
----------                                                                  ---------------------
Prudential P&C Holdings, Inc.                                                  Delaware,  USA
Prudential Private Placement Investors L.P.                                    Delaware,  USA
Prudential Private Placement Investors, Inc.                                  New Jersey,  USA
Prudential Property and Casualty General Agency, Inc.                           Texas,  USA
Prudential Property and Casualty Insurance Company                             Indiana,  USA
Prudential Real Estate Affiliates of Canada Ltd.                                   Canada
Prudential Realty Securities II, Inc.                                          Delaware,  USA
Prudential Realty Securities, Inc                                              Delaware,  USA
Prudential Referral Services, Inc.                                             Delaware,  USA
Prudential Relocation, LTD                                                         Canada
Prudential Relocation, S. de R.L. de C.V.                                          Mexico
Prudential Relocation Canada, Ltd.                                                 Canada
Prudential Relocation, Inc. f/k/a CitiCapital Relocation, Inc.                  Colorado, USA
Prudential Relocation of Texas, Inc.                                             Texas, USA
Prudential Residential Services, Limited Partnership d/b/a Moran, Stahl &
Boyer, Moran, Stahl & Boyer Limited Partnership d/b/a,  Prudential Relocation
d/b/a, Prudential Relocation Intercultural Services, Limited Partnership d/b/a,
Prudential Relocation Limited Partnership d/b/a, Prudential Relocation,
Limited Partnership, Prudential Resources Management d/b/a, Prudential
Resources Management, Limited  Partnership                                      Delaware, USA
Prudential Resources Management Asia Limited                                      Hong Kong
Prudential Securities (Argentina) Incorporated                                  Delaware,  USA
Prudential Securities (Brasil) Ltda.                                               Brazil
Prudential Securities (Chile) Inc.                                              Delaware,  USA
Prudential Securities (Japan) Limited                                           Delaware,  USA
Prudential Securities (Montevideo) Usuaria de Zona Franca S.A.                     Uruguay
Prudential Securities (Taiwan) Co., Ltd.                                           Taiwan
Prudential Securities (Uruguay) S.A.                                               Uruguay
Prudential Securities CMO Issuer Inc.                                           Delaware,  USA
Prudential Securities  Credit  Corp.,  LLC d/b/a  Prudential  Securities
Realty Funding                                                                  Delaware,  USA
Prudential Securities Foundation                                                New York,  USA
Prudential Securities Futures Management Inc.                                   Delaware,  USA
Prudential Securities Group Inc.                                                Delaware,  USA

Subsidiary                                                                  State or Jurisdiction
----------                                                                  ---------------------
Prudential Securities Incorporated                                             Delaware,  USA
Prudential Securities Insurance Agency of Puerto Rico, Inc.                   Puerto Rico,  USA
Prudential Securities Investing Consulting (Taiwan) Co., Ltd.                      Taiwan
Prudential Securities Municipal Derivatives, Inc.                              Delaware,  USA
Prudential Securities Secured Financing Corporation                            Delaware,  USA
Prudential Securities Structured Assets, Inc.                                  Delaware,  USA
Prudential Segurous, S.A.                                                        Argentina
Prudential Select Holdings, Inc.                                               Delaware,  USA
Prudential Select Life Insurance Company of America                            Minnesota,  USA
Prudential Texas Residential Services Corporation                               Texas,  USA
Prudential Timber Investments, Inc.                                           New Jersey,  USA
Prudential Trust Company                                                     Pennsylvania,  USA
Prudential-Bache Capital Funding BV                                              Netherlands
Prudential-Bache Corporate Directors Services, Inc.                            Cayman Islands
Prudential-Bache Corporate Trustee Services, Inc.                              Cayman Islands
Prudential-Bache Energy Corp.                                                   Delaware,  USA
Prudential-Bache Energy Production Inc.                                         Delaware,  USA
Prudential-Bache Finance (Hong Kong) Limited                                       Hong Kong
Prudential-Bache Funding Limited                                                 England, UK
Prudential-Bache Futures (Hong Kong) Limited                                       Hong Kong
Prudential-Bache Futures Asia Pacific Ltd.                                      Delaware,  USA
Prudential-Bache Global Markets Inc.                                            Delaware,  USA
Prudential-Bache Holdings Limited                                                England, UK
Prudential-Bache International (Hong Kong) Limited                                Hong Kong
Prudential-Bache International (UK) Limited                                      England, UK
Prudential-Bache International Bank Limited                                          UK
Prudential-Bache International Banking Corporation                              New York,  USA
Prudential-Bache International Limited                                               UK
Prudential-Bache International Trust Company (Cayman)                           Cayman Islands
Prudential-Bache Leasing Inc.                                                    Delaware,  USA
Prudential-Bache Limited                                                         England, UK
Prudential-Bache Management GmbH                                                   Germany
Prudential-Bache Metals GmbH & Co. KG                                              Germany
Prudential-Bache Nominees (Hong Kong) Limited                                     Hong Kong
Prudential-Bache Nominees Limited                                                England, UK
Prudential-Bache Nominees Pty. Ltd.                                               Australia

Subsidiary                                                                  State or Jurisdiction
----------                                                                  ---------------------
Prudential-Bache Program Services Inc.                                           New York, USA
Prudential-Bache Properties, Inc. d/b/a VMS National Hotel                       Delaware, USA
Prudential-Bache Securities (Australia) Limited                                    Australia
Prudential-Bache Securities (Germany) Inc.                                       Delaware, USA
Prudential-Bache Securities (Holland) Inc.                                       Delaware, USA
Prudential-Bache Securities (Hong Kong) Limited                                    Hong Kong
Prudential-Bache Securities (Switzerland) Inc.                                   Delaware, USA
Prudential-Bache Securities (U.K.) Inc.                                               UK
Prudential-Bache Securities Agencia de Valores S.A.                                  Spain
Prudential-Bache Securities Asia Pacific Ltd.                                    New York, USA
Prudential-Bache Trade Services Inc.                                             Delaware, USA
Prudential-Bache Transfer Agent Services, Inc.                                   New York, USA
Prumerica Global Asset Management Company S.A.                                    Luxembourg
Prumerica International Real Estate and Relocation Services, Limited               Bermuda
Prumerica Investment Management Company S.A.                                      Luxembourg
Prumerica Life S.P.A                                                                Italy
Prumerica Marketing S.r.l.                                                          Italy
Prumerica Systems Ireland Limited                                                  Ireland
Prumerica Towarzystwo Ubezpieczen na Zycie Spolka Akcyjna                          Poland
PruServicos Participacoes S.A.                                                     Brazil
PSI Partners Inc.                                                                Nevada, USA
PTC Services, Inc.                                                             New Jersey, USA
Quick Serve Auto Agency                                                          Texas, USA
Residential Information Services Limited Partnership                            Delaware, USA
Residential Information Services, Inc.                                          Delaware, USA
Residential Services Corporation of America                                     Delaware, USA
Safeguard Storage Properties, LLC                                               Delaware, USA
SCL Holdings                                                                        China
Seaport Futures Management, Inc.                                                Delaware, USA
Securitized Asset Sales, Inc.                                                   Delaware, USA
SMP Holdings, Inc                                                               Delaware, USA
South Downs Properties (General Partner) Ltd.                                    England, UK
South Downs Trading Properties (General Partner) Ltd.                            England, UK
SouthStreet Software, L.L.C.                                                    Delaware, USA
SVIIT Holdings, Inc.                                                            Delaware, USA
The Gibraltar Life Insurance Company, Ltd.                                          Japan


The Prudential Asset Management Company Inc. d/b/a
Prudential Defined Contribution Services                                       New Jersey, USA
The Prudential Assigned Settlement Services Corp.                              New Jersey, USA
The Prudential Bank and Trust Company d/b/a The Prudential                      Georgia, USA
Trust Company
The Prudential Commercial Insurance Company of  Delaware                        Delaware, USA
The Prudential Commercial Insurance Company of New Jersey                      New Jersey, USA
The Prudential General Insurance Company of New Jersey                         New Jersey, USA
The Prudential Home Mortgage Company, Inc.                                     New Jersey, USA
The Prudential Home Mortgage Securities Company, Inc.                           Delaware, USA
The Prudential Insurance Company of America                                    New Jersey, USA
The Prudential Life Insurance Company of Korea, Ltd.                                Korea
The Prudential Life Insurance Company, Ltd.                                         Japan
The Prudential Property and Casualty Insurance Company of New Jersey           New Jersey, USA
The Prudential Property and Casualty New Jersey Holdings, Inc.                 New Jersey, USA
The Prudential Property and Casualty New Jersey                                New Jersey, USA
Insurance Brokerage, Inc.
The Prudential Real Estate Affiliates, Inc. d/b/a                               Delaware, USA
Prudential Real Estate and Relocation Services,
Prudential Real Estate and Relocation Solutions, The
Prudential Real Estate Affiliates, Inc.
The Prudential Real Estate Financial Services Of America, Inc.                 California, USA
The Prudential Savings Bank, F.S.B.                                                  USA
The Prumerica Life Insurance Company, Inc.                                       Philippines
The Relocation Freight Corporation of America                                  California, USA
The Robert C. Wilson - Arizona                                                   Arizona, USA
The Robert C. Wilson Company                                                      Texas, USA
The Structured Finance Yield Fund, LLC                                          Delaware, USA
THI Holdings (Delaware) Inc.                                                    Delaware, USA
Titan Auto Agency, Inc.                                                         Michigan, USA
Titan Auto Insurance                                                             Nevada, USA
Titan Auto Insurance of Arizona, Inc.                                            Arizona, USA
Titan Auto Insurance of New Mexico, Inc.                                       New Mexico, USA
Titan Auto Insurance of Pennsylvania, Inc.                                    Pennsylvania, USA
Titan Auto Insurance, Inc.                                                      Colorado, USA


Titan Holdings Service Corporation                                                Texas, USA
Titan Indemnity Company                                                           Texas, USA
Titan Insurance Company                                                         Michigan, USA
Titan Insurance Services, Inc.                                                    Texas, USA
Titan National Auto Call Center, Inc.                                             Texas, USA
TransEuropean Properties (General Partner) II Limited                            England, UK
TransEuropean Properties (General Partner) Limited                                England, UK
TRGOAG Company, Inc.                                                            Delaware, USA
U.S. High Yield Management Company, Inc.                                       New Jersey, USA
Vector Securities International, Inc.                                            Delaware, USA
Victoria Automobile Insurance Company                                            Indiana, USA
Victoria Financial Corporation                                                   Delaware, USA
Victoria Fire & Casualty Company                                                   Ohio, USA
Victoria Insurance Agency                                                          Ohio, USA
Victoria National Insurance Company                                                Ohio, USA
Victoria Select Insurance Company                                                  Ohio, USA
Victoria Specialty Insurance Company                                               Ohio, USA
Volpe Brown Whelan & Company, LLC                                               Delaware, USA
W.I. of Florida Inc.                                                             Florida, USA
Wexford Clearing Services Corporation                                           Delaware, USA
WHI of New York, Inc.                                                            New York, USA
Whitehall Holdings, Inc.                                                          Texas, USA
Whitehall Insurance Agency of Texas, Inc.                                         Texas, USA
Whitehall of Indiana, Inc.                                                       Indiana, USA
WMF ComQuote, Inc                                                                Delaware, USA
WMF Funding Corporation                                                          Delaware, USA
Worldview Technology Partners IV, LP                                                  USA
XBW Acquisition Corp.                                                            Delaware, USA